                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                            Cobra Golf Incorporated

                       Pursuant to the Offer to Purchase
                            dated December 22, 1995

                                       by

                                   HCAC, Inc.
                          a wholly-owned subsidiary of
                             American Brands, Inc.



         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 1996, UNLESS EXTENDED.


                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

       By Mail:              By Facsimile         By Hand or Overnight
 Tenders & Exchanges        Transmission:              Delivery:
    P.O. Box 2559           (201) 222-4720        Tenders & Exchanges
    Suite 4660-COB                or                 14 Wall Street
   Jersey City, New         (201) 222-4721             8th Floor
        Jersey            Confirm Facsimile by       Suite 4680-COB
     07303-2559                Telephone:          New York, New York
                              (201) 222-4707              10005




  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined in the Offer to Purchase, dated December 22, 1995 (the "Offer to Purchase")) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by First Chicago Trust Company of New York (the "Depositary") at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

  Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE
      READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Check Box of Book-Entry Transfer Facility:

[_]  The Depository Trust Company
[_]  Midwest Securities Trust Company
[_]  Philadelphia Depository Trust Company

Account Number:

Transaction Code Number:

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:


                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                   SHARE CERTIFICATE(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS                                           AND SHARE(S) TENDERED
   NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S)                                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  SHARE           TOTAL NUMBER OF                    NUMBER
                                                              CERTIFICATE        SHARES REPRESENTED                 OF SHARES
                                                              NUMBER(S)*        BY SHARE CERTIFICATE(S)*             TENDERED**
                                                        ------------------      ------------------------         -------------------

                                                        ------------------      ------------------------         -------------------

                                                        ------------------      ------------------------         -------------------

                                                        ------------------      ------------------------         -------------------

                                                        ------------------      ------------------------         -------------------

                                                        ------------------      ------------------------         -------------------
                                                        TOTAL SHARES
                                                        ------------------      ------------------------         -------------------

-------------------------------------------------------------------------------
  * Need not be completed by book-entry stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------

Ladies and Gentlemen:

  The undersigned hereby tenders to HCAC, Inc. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of American Brands, Inc., a Delaware corporation (the "Parent"), the above described shares of Common Stock, par value $.001 per share (the "Shares"), of Cobra Golf Incorporated, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $36.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 22, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is declared or paid by the Company on or after December 18, 1995 and is payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

  Subject to and on the terms and conditions set forth in this paragraph, the undersigned hereby irrevocably appoints Gilbert L. Klemann, II, Esq. and Edward
P. Smith, Esq., and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), including, by way of illustration and not limitation, any meeting at which the Merger (as defined in the Offer) is submitted for approval by stockholders of the Company or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and all voting entitlements of such Shares, free and clear of all liens, restrictions, charges, irrevocable proxies (except as granted herein) and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

  All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment pursuant to the Offer, may also be withdrawn at any time after February 19, 1996. See Section 3 of the Offer to Purchase.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's binding acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment shall constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box "Special Payment Instructions", please credit any shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares.

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if Share             To be completed ONLY if Share
 Certificates not tendered or not          Certificates not tendered or not
 purchased and/or the check for            purchased and/or the check for
 the purchase price of Shares pur-         the purchase price of Shares pur-
 chased are to be issued in the            chased are to be sent to someone
 name of someone other than the            other than the undersigned, or to
 undersigned.                              the undersigned at an address
                                           other than that shown on the
                                           front cover.

 Issue check and/or certificates
 to:


                                           Mail check and/or certificates
 Name: ____________________________        to:
           (PLEASE PRINT)                  Name: ____________________________
 Address: _________________________                  (PLEASE PRINT)
 __________________________________        Address: _________________________
         (INCLUDE ZIP CODE)                __________________________________
 __________________________________                (INCLUDE ZIP CODE)
    (TAXPAYER IDENTIFICATION OR            __________________________________
      SOCIAL SECURITY NUMBER)                 (TAXPAYER IDENTIFICATION OR
  (SEE SUBSTITUTE FORM W-9 ON BACK              SOCIAL SECURITY NUMBER)
               COVER)                       (SEE SUBSTITUTE FORM W-9 ON BACK
                                                         COVER)

                              IMPORTANT--SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
 ...........................................................................

 ...........................................................................
              (SIGNATURE(S) OF OWNER(S))
 Dated: ....................................................................

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction
 5.)

 Name(s):...................................................................

      ......................................................................
                      (PLEASE PRINT)

 Capacity (full title):.....................................................

 Address:...................................................................

      ......................................................................
                   (INCLUDE ZIP CODE)

 Area Code and Telephone Number:............................................

 Tax Identification or
 Social Security No.: ......................................................
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

       GUARANTEE OF SIGNATURE(S) (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature: .....................................................

 Name (Please print): ......................................................

 Name of Firm: .............................................................

 Address: ..................................................................

 ...........................................................................

 ...........................................................................
                  (INCLUDE ZIP CODE)

 Area Code and Telephone Number: ...........................................

 Dated: ....................................................................

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Association's Medallion Signature Guarantee Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTERS OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s), in which case, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on such certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to the Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If (i) a check is to be issued in the name of and/or (ii) certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. See Instruction 1.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

  9. 31% BACKUP WITHHOLDING, SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  Certain stockholders that are exempt recipients (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, such exempt recipient must enter its correct TIN in Part 1 in the Substitute W-9, write "Exempt" in Part 2 of such Form, and sign and date the form. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, "Certificate of Foreign Status", signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (ii) that (a) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

  The box in Part 3 of the Substitute Form W-9 should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, if the stockholder or other payee does not provide a properly certified TIN to the Depositary within 60 days, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided.

  The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  11. WAIVER OR CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions to the Offer, in whole or in part, in the case of any Shares tendered.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        PART 1--PLEASE PROVIDE YOUR    Social security number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          identification number
                        DATING BELOW.
                                                        ---------------------

 SUBSTITUTE
 FORM W-9               PART 2--CERTIFICATIONS--Under penalties of perjury, I
                        certify that:
 DEPARTMENT OF
 THE TREASURY          --------------------------------------------------------
 INTERNAL                 (1) The number shown on this form is my correct
 REVENUE SERVICE              Taxpayer Identification Number (or I am waiting
                              for a number to be issued to me and have checked the box in Part 3) and

                          (2) I am not subject to backup withholding because:
                              (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION  CERTIFICATION INSTRUCTIONS--You must   PART 3--
 NUMBER ("TIN")           cross out item (2) above if you have
                          been notified by the IRS that you are Awaiting currently subject to backup withhold- TIN [_] ing because of underreporting inter-est or dividends on your tax return.
                          However, if after being notified by
                          the IRS that you were subject to
                          backup withholding you received an-
                          other notification from the IRS that
                          you are no longer subject to backup
                          withholding, do not cross out such
                          item (2).

                        SIGNATURE ______________  DATE _______
------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature: ___________________________________________ Date: _________________



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

  FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH
BELOW:

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

       By Mail:              By Facsimile         By Hand or Overnight
 Tenders & Exchanges        Transmission:              Delivery:
    P.O. Box 2559           (201) 222-4720        Tenders & Exchanges
    Suite 4660-COB                or                 14 Wall Street
   Jersey City, New         (201) 222-4721             8th Floor
        Jersey             Confirm Facsimile by      Suite 4680-COB
     07303-2559                 Telephone:         New York, New York
                            (201) 222-4707               10005




  Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:


                              "KISSEL BLAKE INC."

                                110 Wall Street
                            New York, New York 10005
                            (212) 344-6733 (Collect)
                           (800) 554-7733 (Toll Free)

                             BANKS AND BROKERS CALL
                                 (212) 344-6733

                      The Dealer Manager for the Offer is:

                              MORGAN STANLEY & CO.
                                  Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-4699


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